Exhibit 99.1
Cambium Learning Group, Inc. Announces Second Quarter Earnings
Dallas, August 12, 2010-Cambium Learning Group, Inc. [NASDAQ: ABCD, the “Company”], a leading provider of research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services, will hold a conference call today at 4:00 p.m. Eastern Time to discuss second quarter 2010 financial results. The call will be based on unaudited results through June 30, 2010.
The Company reported sales of $76 million for the six months ended June 30, 2010 compared with $37 million in sales for the same period in 2009. The leading contributor to the increase is the inclusion of Voyager Learning Company’s results following the December 8, 2009 completion of the merger. The Company reported a net loss of $22 million for the six months ended June 30, 2010 compared with a net loss of $21 million for the same period in 2009. The significant impact of the Voyager Learning Company merger affects the year-over-year comparability of the Company’s results.
To provide additional business context and to present the results in the same manner as measured by management, the Company continues to provide non-GAAP Adjusted numbers for both 2009 and 2010 which are described below as non-GAAP Financial Measures and primarily include adjustments to reflect the impact of the merger. Reconciliation tables are presented in the Q2 2010 Earnings Tables at the link below.

On an adjusted basis, which includes the combined results of Voyager Learning Company, the Company reported Adjusted Sales of $86 million for the six months ended June 30, 2010 versus $84 million for the same period in 2009. While Adjusted Sales for the Company increased 2.5% during the first six months, the Company experienced a decline in order volume of 10% compared with the same prior year period. Order volume is a management metric used as a leading indicator of sales, and measures shipment of products plus orders for subscription products and services. Adjusted Sales increased as order volume declined because the Company recognized deferred revenues from prior periods. As the Company defers a significant portion of sales until services are rendered and products delivered, there is a delayed effect between order volume and sales.
The Company reported Adjusted EBITDA, which includes the combined results of Voyager Learning Company, of $20 million for the first six months ended June 30, 2010 versus $14 million for the same period in 2009, resulting in an increase of $6 million. The increase is due to increased sales recognition, on an adjusted basis, and decreased adjusted spending as a result of continued integration synergy savings partially offset with planned investments in the Sopris and Cambium Learning Technologies business units.
Click here to view 2010 Earnings Tables
Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA and Adjusted Sales are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that Adjusted EBITDA and Adjusted Sales provide useful information to investors because they reflect the underlying performance of the ongoing operations of the company, including the recent acquisition of Voyager Learning Company, and provide investors with a view of the combined Company’s operations from management’s perspective. Adjusted EBITDA and Adjusted Sales exclude items that do not reflect the underlying performance of the combined Company by removing significant one-time or certain non-cash items. The Company uses these measures to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity.
Investor Conference Call
The Company will hold a conference call today at 4:00 p.m. Eastern Time. The call will address unaudited financial results through June 30, 2010.
To listen to the Company’s upcoming conference call, please dial (877) 317-6789 and reference “Cambium Learning” at 4:00 p.m. Eastern Time on Thursday, August 12, 2010. The call will be recorded and archived until Thursday, September 9, 2010, and can be replayed by calling (877) 344-7529 and entering ID# 442507. The conference call will also be Webcast and available on the Company’s Website at www.cambiumlearninggroup.com.
About Cambium Learning Group, Inc.
Cambium Learning Group, Inc. (NASDAQ:ABCD) is based in Dallas, Texas, and operates three business units: Voyager, a comprehensive intervention business; Sopris, a supplemental solutions business; and Cambium Learning Technologies, which includes ExploreLearning, IntelliTools, Kurzweil and Learning A-Z. Through its core divisions, Cambium Learning Group, Inc. provides research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services primarily focused on serving the needs of the nation’s most challenged learners and enabling students to realize their full potential. The company’s website is www.cambiumlearninggroup.com.

Media and Investor Contact:
Shannan Overbeck
Cambium Learning Group, Inc.
214.932.9476
shannan.overbeck@cambiumlearning.com
Forward Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading “RISK FACTORS” in Cambium Learning Group, Inc.’s Form 10-K. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” or “priorities,” or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.
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Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Net sales	$47,901	$20,976	$76,123	$36,770

Cost of sales:
Cost of sales	15,217	5,582	26,529	10,287
Amortization expense	7,245	4,156	13,987	8,312

Total cost of sales	22,462	9,738	40,516	18,599

Research and development expense	2,563	1,161	5,573	2,559
Sales and marketing expense	11,176	5,026	22,233	10,487
General and administrative expense	5,605	3,939	13,543	8,223
Shipping costs	1,168	323	1,712	590
Depreciation and amortization expense	2,360	2,364	4,937	4,744
Goodwill impairment	—	9,105	—	9,105
Embezzlement and related expense (recoveries)	11	262	30	(121)

Total costs and expenses	45,345	31,918	88,544	54,186

Income (loss) before interest, other income (expense) and income taxes	2,556	(10,942)	(12,421)	(17,416)

Net interest expense	(4,614)	(4,866)	(8,982)	(9,543)

Other expense, net	(85)	(142)	(95)	(205)

Loss before income taxes	(2,143)	(15,950)	(21,498)	(27,164)

Income tax (expense) benefit	(34)	2,099	(119)	6,416

Net loss	$(2,177)	$(13,851)	$(21,617)	$(20,748)

Net loss per common share:
Basic net loss per common share	$(0.05)	$(0.68)	$(0.49)	$(1.01)
Diluted net loss per common share	$(0.05)	$(0.68)	$(0.49)	$(1.01)

Average number of common shares and equivalents outstanding:
Basic	44,324	20,493	44,321	20,493
Diluted	44,324	20,493	44,321	20,493

Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except per share data)

	June 30,	December 31,
	2010	2009
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$6,950	$13,345
Accounts receivable, net	30,157	19,127
Inventory	24,642	19,812
Deferred tax assets	6,267	6,267
Restricted assets, current	9,387	9,755
Other current assets	4,651	6,010

Total current assets	82,054	74,316

Property, equipment and software at cost	27,969	24,951
Accumulated depreciation and amortization	(6,289)	(4,294)

Net property, equipment and software	21,680	20,657

Goodwill	151,915	151,915
Acquired curriculum and technology intangibles, net	38,832	44,695
Acquired publishing rights, net	45,510	52,312
Other intangible assets, net	25,007	28,133
Pre-publication costs, net	6,631	5,464
Restricted assets, less current portion	13,372	14,930
Other assets	1,970	1,419

Total assets	$386,971	$393,841

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable — line of credit	$18,000	$5,000
Current portion of long-term debt	1,280	1,280
Current portion of capital lease obligations	382	443
Accounts payable	8,378	2,308
Contingent value rights, current	7,882	3,950
Accrued expenses	20,099	23,920
Deferred revenue, current	20,842	21,465

Total current liabilities	76,863	58,366

Long-term liabilities:
Long-term debt, less current portion	150,899	150,487
Capital lease obligations, less current portion	12,514	12,695
Deferred revenue, less current portion	2,801	2,716
Contingent value rights, less current portion	1,717	5,649
Other liabilities	23,482	24,156

Total long-term liabilities	191,413	195,703

Stockholders’ equity:
Preferred stock ($.001 par value, 15,000 shares authorized, zero shares issued and outstanding at June 30, 2010 and December 31, 2009)	—	—
Common stock ($.001 par value, 150,000 shares authorized, 43,869 and 43,859 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively)	44	44
Capital surplus	259,329	258,789
Accumulated deficit	(140,885)	(119,268)
Other comprehensive income (loss):
Pension and postretirement plans	206	206
Net unrealized gain on securities	1	1

Accumulated other comprehensive income	207	207

Total stockholders’ equity	118,695	139,772

Total liabilities and stockholders’ equity	$386,971	$393,841

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended June 30, 2010
(In thousands)
Unaudited

		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Integration	VLCY	Compensation	and	to Purchase	Adjusted
	GAAP	Costs	Corporate	Expense	Related	Accounting	EBITDA
Voyager	$32,600	$—	$—	$—	$—	$1,901	$34,501
Sopris	6,408	—	—	—	—	—	6,408
Cambium Learning Technologies	8,893	—	—	—	—	2,659	11,552

Total net sales	47,901	—	—	—	—	4,560	52,461

Cost of sales	15,217	47	—	(21)	—	518	15,761
Cost of sales — amortization	7,245	—	—	—	—	—	7,245

Total cost of sales	22,462	47	—	(21)	—	518	23,006

Research and development expense	2,563	(73)	—	(44)	—	—	2,446
Sales and marketing expenses	11,176	—	—	(48)	—	332	11,460
General and administrative expense	5,605	(784)	(175)	(186)	—	—	4,460
Shipping costs	1,168	(304)	—	—	—	—	864
Depreciation and amortization	2,360	—	—	—	—	—	2,360
Embezzlement and related	11	—	—	—	(11)	—	—

Income (loss) from operations	2,556	1,114	175	299	11	3,710	7,865

Net interest income (expense)	(4,614)	—	—	—	—	—	(4,614)
Other income (expense)	(85)	—	—	—	—	—	(85)
Income tax expense	(34)	—	—	—	—	—	(34)

Net income (loss)	(2,177)	1,114	175	299	11	3,710	3,132

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	9,605	—	—	—	—	—	9,605
Net interest income (expense)	4,614	—	—	—	—	—	4,614
Other income (expense)	85	—	—	—	—	—	85
Income tax	34	—	—	—	—	—	34

EBITDA	$12,161	$1,114	$175	$299	$11	$3,710	$17,470

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended June 30, 2009
(In thousands)
Unaudited

				Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Total		Legacy	Stock-based	Embezzlement
	Total		Combined	Transaction	VLCY	Compensation	and	Goodwill	Adjusted
	GAAP	VLCY	Results	Costs	Corporate	Expense	Related	Impairment	EBITDA
Voyager	$9,238	$22,965	$32,203	$—	$—	$—	$—	$—	$32,203
Sopris	7,292	—	7,292	—	—	—	—	—	7,292
Cambium Learning Technologies	4,446	5,328	9,774	—	—	—	—	—	9,774

Total net sales	20,976	28,293	49,269	—	—	—	—	—	49,269

Cost of sales	5,582	9,067	14,649	—	—	—	—	—	14,649
Cost of sales — amortization	4,156	4,158	8,314	—	—	—	—	—	8,314

Total cost of sales	9,738	13,225	22,963	—	—	—	—	—	22,963

Research and development expense	1,161	1,035	2,196	—	—	—	—	—	2,196
Sales and marketing expenses	5,026	7,324	12,350	—	—	—	—	—	12,350
General and administrative expense	3,939	5,975	9,914	(3,316)	(319)	(55)	—	—	6,224
Shipping costs	323	446	769	—	—	—	—	—	769
Depreciation and amortization	2,364	599	2,963	—	—	—	—	—	2,963
Embezzlement and related	262	—	262	—	—	—	(262)	—	—
Goodwill impairment	9,105	21,984	31,089	—	—	—	—	(31,089)	—

Income (loss) from operations	(10,942)	(22,295)	(33,237)	3,316	319	55	262	31,089	1,804

Net interest income (expense)	(4,866)	(50)	(4,916)	—	—	—	—	—	(4,916)
Other income (expense)	(142)	(84)	(226)	—	—	—	—	—	(226)
Income tax benefit	2,099	126	2,225	—	—	—	—	—	2,225

Net income (loss)	(13,851)	(22,303)	(36,154)	3,316	319	55	262	31,089	(1,113)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	6,520	4,757	11,277	—	—	—	—	—	11,277
Net interest income (expense)	4,866	50	4,916	—	—	—	—	—	4,916
Other income	142	84	226	—	—	—	—	—	226
Income tax	(2,099)	(126)	(2,225)	—	—	—	—	—	(2,225)

EBITDA	$(4,422)	$(17,538)	$(21,960)	$3,316	$319	$55	$262	$31,089	$13,081

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Six Months Ended June 30, 2010
(In thousands)
Unaudited

		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Integration	VLCY	Compensation	and	to Purchase	Adjusted
	GAAP	Costs	Corporate	Expense	Related	Accounting	EBITDA
Voyager	$48,472	$—	$—	$—	$—	$3,979	$52,451
Sopris	10,311	—	—	—	—	—	10,311
Cambium Learning Technologies	17,340	—	—	—	—	5,733	23,073

Total net sales	76,123	—	—	—	—	9,712	85,835

Cost of sales	26,529	(972)	—	(30)	—	926	26,453
Cost of sales — amortization	13,987	—	—	—	—	—	13,987

Total cost of sales	40,516	(972)	—	(30)	—	926	40,440

Research and development expense	5,573	(313)	—	(63)	—	—	5,197
Sales and marketing expenses	22,233	(244)	—	(68)	—	717	22,638
General and administrative expense	13,543	(2,724)	(475)	(372)	—	—	9,972
Shipping costs	1,712	(304)	—	—	—	—	1,408
Depreciation and amortization	4,937	—	—	—	—	—	4,937
Embezzlement and related	30	—	—	—	(30)	—	—

Income (loss) from operations	(12,421)	4,557	475	533	30	8,069	1,243

Net interest income (expense)	(8,982)	—	—	—	—	—	(8,982)
Other income (expense)	(95)	—	—	—	—	—	(95)
Income tax expense	(119)	—	—	—	—	—	(119)

Net income (loss)	(21,617)	4,557	475	533	30	8,069	(7,953)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	18,924	—	—	—	—	—	18,924
Net interest income (expense)	8,982	—	—	—	—	—	8,982
Other income (expense)	95	—	—	—	—	—	95
Income tax	119	—	—	—	—	—	119

EBITDA	$6,503	$4,557	$475	$533	$30	$8,069	$20,167

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Six Months Ended June 30, 2009
(In thousands)
Unaudited

				Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Total			Legacy	Stock-based	Embezzlement
	Total		Combined	Transaction	Integration	VLCY	Compensation	and	Goodwill	Adjusted
	GAAP	VLCY	Results	Costs	Costs	Corporate	Expense	Related	Impairment	EBITDA
Voyager	$15,178	$36,531	$51,709	$—	$—	$—	$—	$—	$—	$51,709
Sopris	12,666	—	12,666	—	—	—	—	—	—	12,666
Cambium Learning Technologies	8,926	10,478	19,404	—	—	—	—	—	—	19,404

Total net sales	36,770	47,009	83,779	—	—	—	—	—	—	83,779

Cost of sales	10,287	14,921	25,208	—	—	—	—	—	—	25,208
Cost of sales — amortization	8,312	8,538	16,850	—	—	—	—	—	—	16,850

Total cost of sales	18,599	23,459	42,058	—	—	—	—	—	—	42,058

Research and development expense	2,559	2,162	4,721	—	—	—	—	—	—	4,721
Sales and marketing expenses	10,487	14,074	24,561	—	—	—	—	—	—	24,561
General and administrative expense	8,223	12,440	20,663	(5,916)	(162)	(905)	(134)	—	—	13,546
Shipping costs	590	683	1,273	—	—	—	—	—	—	1,273
Depreciation and amortization	4,744	1,145	5,889	—	—	—	—	—	—	5,889
Embezzlement and related	(121)	—	(121)	—	—	—	—	121	—	—
Goodwill impairment	9,105	21,984	31,089	—	—	—	—	—	(31,089)	—

Income (loss) from operations	(17,416)	(28,938)	(46,354)	5,916	162	905	134	(121)	31,089	(8,269)

Net interest income (expense)	(9,543)	(415)	(9,958)	—	—	—	—	—	—	(9,958)
Other income (expense)	(205)	1,184	979	—	—	—	—	—	—	979
Income tax benefit	6,416	447	6,863	—	—	—	—	—	—	6,863

Net income (loss)	(20,748)	(27,722)	(48,470)	5,916	162	905	134	(121)	31,089	(10,385)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	13,056	9,683	22,739	—	—	—	—	—	—	22,739
Net interest income (expense)	9,543	415	9,958	—	—	—	—	—	—	9,958
Other income	205	(1,184)	(979)	—	—	—	—	—	—	(979)
Income tax	(6,416)	(447)	(6,863)	—	—	—	—	—	—	(6,863)

EBITDA	$(4,360)	$(19,255)	$(23,615)	$5,916	$162	$905	$134	$(121)	$31,089	$14,470